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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: AUGUST 2, 2000



                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            Delaware                    0-26802                 58-2360335
------------------------------- ---------------------- ------------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NO.)        (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On August 2, 2000, CheckFree Holdings Corporation announced that it will change its corporate name to "CheckFree Corporation," effective August 3, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.


               EXHIBIT NO.                   DESCRIPTION

                  99 CheckFree Holdings Corporation's Press Release issued August 2, 2000, regarding its name change to CheckFree Corporation.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHECKFREE HOLDINGS CORPORATION


Date: August 2, 2000          By:   /s/ David Mangum
                                    ---------------------
                                    David Mangum, Executive Vice President and
                                    Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


           EXHIBIT NO.                     DESCRIPTION

               99* CheckFree Holdings Corporation's Press Release issued August 2, 2000, regarding its name change to CheckFree Corporation


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 * Filed with this report.